SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2009

U.S. DRY CLEANING CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4040 MacArthur Blvd., Suite 305
Newport Beach, CA 92660
(Address of Principal Executive Offices)

(949) 863-9669
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by U.S. Dry Cleaning Corporation (the “Registrant”, the “Company”, “we”, “our” or “us”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward looking statements to conform these statements to actual results.

Item 8.01 – Other Events

U.S. Dry Cleaning Corporation (UDRY.OB) has recently undergone a number of material events.  For that reason the Company is delaying its annual 10-KSB filing.

These events include but are not limited to:

1.
 As of January 10, 2009 the Company has converted and retired $6,977,032.00 of its debt into equity.  Further the Company is currently engaged in active discussions to convert additional debt into equity.

2.	As of January 10, 2009 the Company has raised $1,563,765.00 through the sale of Preferred Stock.
3.
Four acquisitions were completed during the fiscal year ending 9/30/08.  The last of which was completed on 9/30/08.  These acquisitions have materially increased the company’s annualized revenues by over 300%.

4.	The Company has executed significant cost reductions in areas of administrative expenses.
5.
A material shift in the Company’s focus from acquisition-driven growth to incremental growth of cash flow in existing operations during the current economic recession.  Management believes the Company’s operational cash flow should be positive on a go forward basis.

The Company believes that these recent events are material disclosures and should be included in its 10-KSB and has informed its auditors of these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Dry Cleaning Corporation

Date: January 13, 2009	By:	/s/ Robert Y. Lee
Robert Y. Lee
Chief Executive Officer